Janus Aspen Series

Janus Aspen Perkins Mid Cap Value Portfolio

Supplement dated March 19, 2015
to Currently Effective Prospectuses

Effective March 19, 2015, the following replaces the corresponding information for Janus Aspen Perkins Mid Cap Value Portfolio (“Mid Cap Value Portfolio,” or the “Portfolio”) as noted below.

1.	The following replaces in its entirety the corresponding information found under “Management” in the Portfolio Summary section of the Portfolio’s Prospectus:

Portfolio Managers: Thomas M. Perkins is Co-Portfolio Manager of the Portfolio, which he has co-managed since inception. Kevin Preloger is Co-Portfolio Manager of the Portfolio, which he has co-managed since April 2013. Justin Tugman, CFA, is Co-Portfolio Manager of the Portfolio, which he has co-managed since March 2015.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectus related to the portfolio management of the Portfolio:

Mid Cap Value Portfolio

Co-Portfolio Managers Thomas M. Perkins, Kevin Preloger, and Justin Tugman are responsible for the day-to-day management of the Portfolio, with no limitation on the authority of any one co-portfolio manager in relation to the others.

Thomas M. Perkins is Co-Portfolio Manager of Mid Cap Value Portfolio, which he has co-managed since inception. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

Kevin Preloger is Co-Portfolio Manager of Mid Cap Value Portfolio, which he has co-managed since April 2013. He is also Portfolio Manager of other Janus accounts. Mr. Preloger joined Perkins in May 2002 as a research analyst covering the financial services sector. He holds a Bachelor of Arts degree in Economics from Northwestern University.

Justin Tugman, CFA, is Co-Portfolio Manager of Mid Cap Value Portfolio, which he has co-managed since March 2015. He is also Portfolio Manager of other Janus accounts. Mr. Tugman joined Perkins in June 2004 as a research analyst. Mr. Tugman holds a Bachelor of Science degree in Finance from the University of Wyoming and a Master’s degree in Finance from Tulane University. Mr. Tugman holds the Chartered Financial Analyst designation.

References to Jeffrey R. Kautz are deleted.

Please retain this Supplement with your records.